UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2017

Old Line Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-50345	20-0154352
(State or other jurisdiction) of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 301-430-2500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 7 – Regulation FD
Item 7.01.  Regulation FD Disclosures
On February 23, 2017, the Board of Directors of Old Line Bancshares, Inc. declared a dividend paymnet of $0.08 per common share to stockholders of record on March 10, 2017, with a payment date of March 24, 2017.
Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statement and Exhibits,
Exhibit 99.1.    Press release dated February 23, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: February 23, 2017	By:	/s/Elise M. Hubbard
Elise M. Hubbard, Senior Vice President and Chief Financial Officer